Supplement dated October 21, 2026, to the Initial Summary Prospectus, Statutory Prospectus, and Updating Summary Prospectus dated May 1, 2026 for the following variable annuity contracts:

Issued by Pacific Life Insurance Company	Issued by Pacific Life & Annuity Company
Pacific Advisory Variable Annuity	Pacific Advisory Variable Annuity

The purpose of this supplement is to announce an underlying fund change. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Statutory Prospectus or the Updating Summary Prospectus, as applicable, (collectively, the “Prospectus”) for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. “We’’, “us’’, or “our” refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or (800) 748-6907 for New York Contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

As of November 1, 2026, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section will be deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
Invesco V.I. American Value Fund Series I; Invesco Advisers, Inc.	0.76%[1]

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees and/or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Form No.	PAVASUPP1026

PAVANYSUPP1026